                                                                   EXHIBIT 10.18



                                   FORM OF DRF NOTE


$_______________                                              New York, New York
                                                              September 26, 1996


          FOR VALUE RECEIVED, RELTEC HOLDINGS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of _________________________ (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of The Chase Manhattan Bank (the "Agent") located at 4 Metrotech Center, Brooklyn, New York 11245, on the Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of ______________________________ ($__________) or, if less, the then unpaid principal amount of all DRF Loans (as defined in the Credit Agreement) made by the Bank pursuant to the Credit Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount of each DRF Loan made by the Bank in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.07 of the Credit Agreement.

          This Note is one of the DRF Notes referred to in the Amendment and Restatement, dated as of September 20, 1996, amending and restating the Credit Agreement, dated as of July 31, 1995, among the Borrower and RELTEC (UK) Limited, the financial institutions from time to time party thereto (the "Banks") (including the Bank), and the Agent (as from time to time in effect, the "Credit Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). As provided in the Credit Agreement, this Note is subject to mandatory repayment prior to the Maturity Date, in whole or in part.

          In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

          The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                             RELTEC HOLDINGS, INC.


                                             By
                                               ----------------------------
                                                Title: